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                                                                   EXHIBIT 10.71


                     HYPOTHEC ON MOVABLE PROPERTY (GENERAL)


   BETWEEN: FUTURELINK CANADA CORP., a corporation continued under the laws of Ontario, having its chief executive office at 2 Gibbs Road, in the City of Toronto, Province of Ontario, M9B 6L6;
               (hereinafter referred to as the "GRANTOR")

   AND: FOOTHILL CAPITAL CORPORATION, a California corporation, having a place of business at 2450 Colorado Avenue, Suite 3000 West, in the City of Santa Monica, State of California, USA, 90404; (hereinafter referred to as the "CREDITOR")


WHEREAS the GRANTOR and the BORROWER (as hereinafter defined) have entered into credit arrangements pursuant to the CREDIT AGREEMENT (as hereinafter defined) whereby the GRANTOR is or may hereafter become indebted to the CREDITOR by virtue of its guarantee of the obligations of the BORROWER under the CREDIT AGREEMENT and the GUARANTEE (as hereinafter defined);

WHEREAS the GRANTOR carries on an enterprise;

WHEREAS the CREDITOR requires security for the payment of any and all indebtedness and obligations due from time to time by the GRANTOR to the CREDITOR and the GRANTOR has agreed, as security for payment of such indebtedness, to hypothecate in favour of the CREDITOR the "CHARGED PROPERTY" (as hereinafter defined);

THE PARTIES AGREE AS FOLLOWS:

1.      PREAMBLE

1.1     The preamble forms part hereof as if recited at length herein.

2.      DEFINITIONS

2.1 Unless the context otherwise requires, the following expressions will have the respective meanings hereinafter set forth:

2.1.1 "ADVERSE ENCUMBRANCE" means any hypothec, encumbrance, charge, right or prior claim (other than the PERMITTED CHARGES) whether ranking prior to, equal with or after the security hereby created in favour of the CREDITOR, or any seizure or attachment, which affects the whole or any portion of the CHARGED PROPERTY;

2.1.2 "BORROWER" means collectively, FutureLink Corp. and each of its subsidiaries listed as borrowers pursuant to the terms of the CREDIT AGREEMENT;

2.1.3   "CHARGED PROPERTY" has the meaning attributed to it in Section 3;

2.1.4 "CLAIMS" means, collectively, all accounts receivable, book accounts, book debts, debts, claims, monies, rentals, revenues, incomes, loans receivable, demands, rebates, refunds, amounts owing by or claimable from the crown, state or government or any departments, agents or agencies thereof and choses in action which now are or which may at any time hereafter be due or owing to or owned by the GRANTOR or in which the GRANTOR now or hereafter has any other interest and all security interests, hypothecs, assignments,


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        guarantees, bills of exchange, notes, negotiable instruments, contracts, invoices, books of account, letters of credit and other documents and rights now held or owned or which may be hereafter held or owned by the GRANTOR or any third party on behalf of the GRANTOR in respect of any of the foregoing and all rights of an unpaid vendor, including rights to merchandise returned, repossessed or recovered and including any credit balances, term deposits or other indebtedness due to the GRANTOR by the CREDITOR (without prejudice to the CREDITOR's right of compensation or set-off);

2.1.5 "CREDIT AGREEMENT" means the Loan and Security Agreement dated November 16, 2000 executed among the BORROWER and the CREDITOR, as same may be amended, replaced, supplemented or renewed from time to time, pursuant to which the CREDITOR has extended certain credit facilities to the BORROWER;

2.1.6 "DOCUMENTS OF TITLE" means, collectively, all documents of title, whether negotiable or non-negotiable including, without limitation, all warehouse receipts and bills of lading in which the GRANTOR now or hereafter has an interest;

2.1.7 "EQUIPMENT" means, collectively, all machinery, equipment, furniture, fixtures, materials, supplies, appliances, dyes, molds, tanks, vehicles, furnaces, boilers, motors, engines, accessories and tools now owned or hereafter acquired by the GRANTOR whether or not the same be affixed to any immoveable property or used upon or in connection therewith, together with all present and future improvements, appurtenances and accessories thereto;

2.1.8 "GUARANTEE" means the Guarantee and Postponement of claim dated December 14, 2000 executed among the GRANTOR and the CREDITOR, as same may be amended, replaced, supplemented or renewed from time to time, pursuant to which the GRANTOR has jointly and severally (solidarily) guaranteed the performance of all of the BORROWER'S obligations under the CREDIT AGREEMENT;

2.1.9 "HYPOTHEC AMOUNT" means the sum of FIFTY MILLION CANADIAN DOLLARS (Cdn. $50,000,000);

2.1.10 "INDEBTEDNESS" means, any and all indebtedness from time to time of the GRANTOR to the CREDITOR arising from or under the GUARANTEE and the CREDIT AGREEMENT, including, without limitation, any and all amounts already owing and which may be owed to the CREDITOR by the GRANTOR and any indebtedness of any nature whatsoever, present and future, direct and indirect, absolute and contingent, matured or not, at any time owing or to become owing by the GRANTOR to the CREDITOR, and whether the GRANTOR be bound alone or with another and whether as principal or surety, and any and all interest accrued thereon and all costs incurred by or on behalf of the CREDITOR for recovering or conserving the CHARGED PROPERTY, the whole in connection with the GUARANTEE and the CREDIT AGREEMENT;

2.1.11 "INSURANCE" means, collectively, all insurance policies relating directly or indirectly to any of the CHARGED PROPERTY or any part thereof and all rights and claims under all policies of insurance of whatever nature including, without limitation, under life insurance policies and under insurance against loss or damage;

2.1.12 "INTANGIBLE PROPERTY" means, collectively, all incorporeal property now owned or hereafter acquired by the GRANTOR or its interest therein including, without limitation, all patents and patents pending, registered and unregistered trade marks, trade or brand names, service marks, copyrights, industrial designs, formulae, processes, trade secrets, goodwill, contractual rights, licences and permits;

2.1.13 "INTEREST RATE" means TWENTY-FIVE percent (25%) per annum;


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2.1.14  "INVENTORY" means, collectively, all property in stock and inventory now owned and hereafter acquired by the GRANTOR including, without limitation, all raw materials, goods in process, finished goods, goods in transit and all packaging and shipping materials and all materials and merchandise procured for the manufacture or production thereof and all goods, wares and merchandise held for sale, lease or resale or furnished or to be furnished under contracts for service or used or consumed in the business of the GRANTOR;

2.1.15 "MONIES" means, collectively, all monies, cash, foreign currencies and credits in which the GRANTOR now or hereafter has an interest;

2.1.16  "PERMITTED CHARGES" means, collectively, the following

        0.0.0.1 security presently existing or hereafter created in favour or for the benefit of the CREDITOR;

        2.1.16.1 the security listed in Schedule "A" hereto;

        2.1.16.2 inchoate or statutory liens for taxes, assessments or governmental charges which have not been assessed and are not delinquent, or if assessed, are being contested in good faith by appropriate proceedings and provided that in any such case, the effect of such proceedings is to stay any enforcement or the CREDITOR has been provided with security satisfactory to it in an amount sufficient to satisfy such liens;

        0.0.0.2 minor title defects or irregularities not in the aggregate materially and adversely affecting the use of the property to which they relate;

        0.0.0.3 other encumbrances which are, from time to time, expressly permitted in writing by the CREDITOR, including those permitted pursuant to the terms of the CREDITOR AGREEMENT;

2.1.17 "PROCEEDS" means, collectively, all property in any form derived directly or indirectly from any dealings with any of the CHARGED PROPERTY;

2.1.18 "RECORDS" means, collectively, firmware and software and all computer and other records and data, whether in hard copy or otherwise, pertaining to any of the CHARGED PROPERTY and the equipment containing same;

2.1.19 "SECURITIES" means, collectively, all shares, stocks, warrants, bonds, debentures, debenture stock, and other securities in which the GRANTOR now or hereafter has an interest;


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3.      HYPOTHEC AND ADDITIONAL HYPOTHEC

3.1     HYPOTHEC

        As security for the payment to the CREDITOR of the INDEBTEDNESS and the fulfilment of the obligations of the GRANTOR hereunder, the GRANTOR hereby hypothecates and grants a security interest in, to and in favour of the CREDITOR to the extent of the HYPOTHEC AMOUNT with interest thereon at the INTEREST RATE, both before and after maturity, demand, default and judgment, the following property of the GRANTOR, wherever situate, and all renewals thereof, accretions thereto, replacements thereof, substitutions therefor as well as everything united thereto by accession (herein collectively referred to as the "CHARGED PROPERTY"):

3.1.1   as a universality, the CLAIMS;

3.1.2   as a universality, the DOCUMENTS OF TITLE;

3.1.3   as a universality, the EQUIPMENT;

3.1.4   as a universality, the INSURANCE;

3.1.5   as a universality, the INTANGIBLE PROPERTY;

3.1.6   as a universality, the INVENTORY;

3.1.7   as a universality, the MONIES;

3.1.8   as a universality, the PROCEEDS;

3.1.9   as a universality, the RECORDS;

3.1.10  as a universality, the SECURITIES;

3.1.11 as a universality, all other corporeal and incorporeal moveable property, assets, rights and undertakings of any nature and kind, now owned or hereafter acquired by the GRANTOR.

3.2     ADDITIONAL HYPOTHEC

        To further secure the performance and observance of all the GRANTOR's obligations hereunder, the GRANTOR hereby hypothecates and grants a security interest in the CHARGED PROPERTY in favour of the CREDITOR to the extent of a further amount equal to twenty-percent (20%) of the HYPOTHEC AMOUNT.

3.3     DEALINGS WITH CHARGED PROPERTY

        Notwithstanding the hypothecation of the CHARGED PROPERTY provided herein:

3.3.1 subject to Section 9, the CREDITOR authorizes the GRANTOR to collect the CLAIMS as they fall due;

3.3.2 until such time as the security created hereunder has become enforceable, nothing will prevent the GRANTOR from selling, disposing of or dealing with any of the INVENTORY in the ordinary course of its business;

3.3.3 until such time as the security created hereunder has become enforceable, the GRANTOR may at any time without the consent of the CREDITOR, sell or otherwise dispose of EQUIPMENT which is not necessary to or useful in connection with the enterprise of the


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        GRANTOR or which has become worn out or damaged or otherwise unsuitable for its purpose, of a value not exceeding TEN THOUSAND DOLLARS ($10,000.00) per annum;

the whole subject to the hypothec of the CREDITOR on any proceeds resulting from the disposition of any INVENTORY or EQUIPMENT and on any rights to such INVENTORY or EQUIPMENT which are retained or reacquired at any time by the GRANTOR.

4.      INSURANCE

4.1 As additional security for the payment of the INDEBTEDNESS and the performance of the GRANTOR's obligations hereunder, the GRANTOR will insure and keep insured the CHARGED PROPERTY against loss or damage by fire and such other perils as are customarily insured by those carrying on an enterprise similar to that of the GRANTOR or as may from time to time be specified by the CREDITOR, for their full insurable value, by means of a policy or policies each with loss payable to the CREDITOR and containing a mortgage clause in form and terms approved by the CREDITOR and issued by an insurer or insurers approved by the CREDITOR. The GRANTOR obliges itself to effect such new insurance as the CREDITOR may direct should the insurer(s) cease to have the approval of the CREDITOR. At least ten (10) days before the expiry or cancellation of any policy the GRANTOR will deliver to the CREDITOR evidence of renewal or replacement thereof.

4.2 The GRANTOR will immediately notify the CREDITOR of any loss of or damage to any of the CHARGED PROPERTY which are the subject of a claim made to any insurer of the CHARGED PROPERTY.

4.3 In the event that any insurance proceeds are paid to the CREDITOR following the occurrence of an EVENT OF DEFAULT, it may, at its option, apply such proceeds in the payment or reduction of the INDEBTEDNESS, whether or not exigible, and interest thereon, interest on interest and all other sums owing to the CREDITOR by the GRANTOR or, at the option of the CREDITOR, advance such proceeds to the GRANTOR, in such manner as the CREDITOR deems advisable for the purpose of replacing, repairing or restoring the CHARGED PROPERTY.

5.      COVENANTS, REPRESENTATIONS AND WARRANTIES

5.1 The GRANTOR covenants, represents and warrants that as of the date of this agreement and at all times during which this agreement is in effect:

5.1.1 the GRANTOR will pay to the CREDITOR the INDEBTEDNESS without the necessity of demand as and when it becomes due and payable or on demand, if payable on a demand basis, at the office of the CREDITOR indicated on the signature page of this agreement, or at such other place as may from time to time be designated in writing by the CREDITOR;

5.1.2 the GRANTOR will pay all reasonable fees and expenses, legal and notarial, and costs of registration, incurred by or on behalf of the CREDITOR in respect of this agreement and all amendments thereto and renewals and discharges thereof, and will pay all appraisal fees relating to the CHARGED PROPERTY as well as all costs, disbursements and expenses in connection with the enforcement of any of the CREDITOR's rights hereunder and in connection with the recovery or conservation of the CHARGED PROPERTY, which costs, disbursements and expenses include, without limitation, the following:

        0.0.0.1 all reasonable costs and expenses of maintenance, operation, administration, conservation and/or collection of the CHARGED PROPERTY;

        5.1.2.1 reasonable compensation for any person or firm engaged, employed or consulted by or on behalf of the CREDITOR who acts in connection with the maintenance, operation, administration, conservation and/or collection of any of the CHARGED PROPERTY;


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5.1.3   the GRANTOR will maintain the CHARGED PROPERTY in good repair and prevent any use thereof which might diminish the value thereof or the CREDITOR's hypothec thereon, and from time to time at the request of the CREDITOR give the CREDITOR's officers, employees and agents reasonable access thereto for the purpose of inspection;

5.1.4 the GRANTOR has and will have good and marketable title to the CHARGED PROPERTY free and clear of all ADVERSE ENCUMBRANCES;

5.1.5 the CHARGED PROPERTY is and will be kept only at the locations indicated in Schedule "B" hereto and will not be removed or disposed of without the prior written consent of the CREDITOR, except for dispositions of INVENTORY in the ordinary course of the GRANTOR's business;

5.1.6 the GRANTOR will, at all times, duly and punctually pay and discharge the wages, salaries and other remuneration of all persons employed by the GRANTOR in connection with the enterprise of the GRANTOR and will, from time to time, if so requested by the CREDITOR, obtain such waivers of liens for salaries, wages or other remuneration as may be necessary to ensure that the CREDITOR owns the CHARGED PROPERTY free and clear of all encumbrances;

5.1.7 the GRANTOR will at all times do or cause to be done all things necessary or proper to preserve and keep in full force and effect its corporate existence and its ability to carry on its business;

5.1.8 subject to the consent of certain landlords of the GRANTOR which the GRANTOR has undertaken to obtain, neither the execution and delivery of this agreement, nor the granting of the hypothecs in respect of the CHARGED PROPERTY, constitutes or will constitute a violation or breach of the documents of incorporation or the by-laws of the GRANTOR or of any provision of any contract or other instrument to which the GRANTOR is a party or of any provision of law to which the GRANTOR is or may be subject;

5.1.9 the GRANTOR will pay or cause to be paid as and when due and payable all taxes, rates, charges, levies and assessments, ordinary and extraordinary, which may be assessed on or payable by the GRANTOR or in respect of any of the CHARGED PROPERTY;

5.1.10 the GRANTOR carries on and will carry on the enterprise referred to in Schedule "B" and all of the CHARGED PROPERTY is and will be used for the operation of such enterprise;

5.1.11 none of the CHARGED PROPERTY is or will be property which is exempt from seizure;

5.1.12 none of the CHARGED PROPERTY is property which furnishes a main residence or which is used by and is necessary for the life of a household;

5.1.13 the GRANTOR will perform, observe and comply with all obligations, terms, conditions and covenants relating to any financing arrangement or agreement entered into with the CREDITOR;

5.1.14 the GRANTOR will immediately notify the CREDITOR in the event that any shares or other securities are received by or issued to it on the purchase, redemption, conversion or cancellation or any other transformation of any of the SECURITIES;

5.1.15 the GRANTOR will operate its business and maintain the CHARGED PROPERTY and all other property owned from time to time by it in compliance with the requirements of applicable environmental laws and will not bring thereon or use any air contaminant, pollutant, toxic substances or hazardous waste except in strict compliance with all environmental laws. The GRANTOR will promptly forward to the CREDITOR copies of all


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        orders, notices, permits, applications, complaints and other communications and reports relating to its breach or potential breach of any environmental laws and will properly and diligently commence and complete all operations and other matters necessary in order to complete the remedy or rectify any such breach;

5.1.16 subject to the PERMITTED CHARGES, the GRANTOR will not grant a hypothec on any of the CHARGED PROPERTY in favour of any other party without the prior written consent of the CREDITOR, which consent will be subject to the beneficiary of the hypothec entering into satisfactory arrangements with the CREDITOR including, without limiting the generality of the foregoing, a provision in such hypothec that upon sale of any of the CHARGED PROPERTY by or for the account of the CREDITOR, such property will be sold free of any hypothecs created therein;

5.1.17 at the demand of the CREDITOR, the GRANTOR will from time to time prepare and deliver to the CREDITOR all deeds, documents, vouchers, promissory notes, bills of exchange, notes, negotiable instruments, contracts, invoices, books of account, letters of credit, security agreements, hypothecs, assignments, guarantees and other documents and rights relating to any of the CLAIMS;

5.1.18 the GRANTOR will keep proper books of account in accordance with sound accounting practice and will furnish to the CREDITOR such financial and other information, statements and reports relating to the GRANTOR, the enterprise carried on by it and the CHARGED PROPERTY as the CREDITOR may from time to time require. The GRANTOR will permit the CREDITOR, its officers, employees and authorized representatives free and reasonable access to its premises, the enterprise carried on by it, the CHARGED PROPERTY, its computer, including hardware, software and firmware and the financial and computer and other data, records and reports relating to the GRANTOR, its enterprise and the CHARGED PROPERTY and allow them to make copies thereof and to take extracts therefrom.

6.      CREDITOR'S RIGHT TO MAKE PAYMENTS

6.1 If the GRANTOR fails to pay when due any sum payable under this agreement or fails to perform any of its obligations hereunder, whether or not the CREDITOR has invoked any EVENT OF DEFAULT, the CREDITOR may do so on the GRANTOR's behalf (but will not be obliged to), without notice to the GRANTOR, and the GRANTOR will pay to the CREDITOR, on demand, all sums so paid by the CREDITOR together with interest thereon at the rate of FIFTEEN percent (15%) per annum. If, for any reason, the CREDITOR's security or rights hereunder are diminished, the CREDITOR may do such things and make such expenditures as are desirable or necessary to preserve its security or rights, without notice to the GRANTOR, in which event the GRANTOR will pay to the CREDITOR, on demand, all sums so paid by the CREDITOR, together with interest thereon at the INTEREST RATE, the whole without prejudice to any other recourse of the CREDITOR hereunder or by law.

7.      EVENTS OF DEFAULT

7.1 Each of the following events constitutes an "EVENT OF DEFAULT" hereunder:

7.1.1   any Event of Default as such term is defined under the CREDIT AGREEMENT;

7.1.2 any event of default or breach of any obligation of the GRANTOR under the GUARANTEE;

7.1.3 failure to pay to the CREDITOR the INDEBTEDNESS or any part thereof without the necessity of demand as and when such sum becomes due and payable or on demand, if payable on a demand basis, subject to notice requirements as provided for under the CREDIT AGREEMENT or at law;


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7.1.4   if the GRANTOR fails to perform, observe or comply with any covenant, obligation, term or condition on its part to be performed, observed or complied with hereunder which does not specifically constitute an EVENT OF DEFAULT hereunder provided, however, that if the default is susceptible of being remedied, it remains outstanding for a period of more than ten (10) days after receipt by the GRANTOR of written notice specifying the default;

7.1.5 if any representation or warranty made by the GRANTOR in connection with this agreement is materially false or misleading;

7.1.6 if the GRANTOR fails to care for, maintain, protect or preserve any of the CHARGED PROPERTY and such failure diminishes the value of the CHARGED PROPERTY;

7.1.7 if the GRANTOR does not, within ten (10) days of an ADVERSE ENCUMBRANCE first affecting the whole or any portion of the CHARGED PROPERTY either:

        0.0.0.1 cause the ADVERSE ENCUMBRANCE to be completely discharged and radiated from the CHARGED PROPERTY; or

        0.0.0.2 in good faith contest the ADVERSE ENCUMBRANCE and furnish to the CREDITOR complete security in form, substance and amount acceptable to the CREDITOR against all loss and damages which the CREDITOR might suffer by reason thereof;

7.1.7.1 if the whole or any portion of the CHARGED PROPERTY is sold in execution or satisfaction of the rights of any other party;

7.1.7.2 if the GRANTOR sells, transfers or disposes of or purports to sell, transfer or dispose of any of the CHARGED PROPERTY, except in the ordinary course of business or as expressly permitted hereunder;

7.1.7.3 if the GRANTOR makes an assignment for the benefit of its creditors, becomes insolvent, commits an act of bankruptcy, ceases or threatens to cease to do business as a going concern or seeks any arrangement or composition with its creditors or invokes, threatens to invoke or indicates its intention to invoke the benefit of any legislation governing insolvent debtors;

7.1.7.4 if any proceeding in bankruptcy, receivership, liquidation or insolvency is commenced in respect of the GRANTOR or in respect of any of its property or if any receiver or receiver manager takes possession of the undertaking or any substantial portion of the property of the GRANTOR or if any creditor enforces or gives notice of its intention to enforce or gives prior notice with respect to the exercise of any of its rights under any security granted to it by the GRANTOR, where such proceeding is still pending or such notice has not been radiated within ten (10) days of the institution of such proceeding or the receipt of such notice, respectively; or

7.1.7.5 if, in the reasonable opinion of the CREDITOR, acting in good faith, there has occurred a material adverse change in the financial or any other condition of the GRANTOR which is likely to result in the impairment of the GRANTOR's ability to repay the INDEBTEDNESS or of the recoverable value of the CHARGED PROPERTY or the CREDITOR's ability to realize thereupon.

8.      REMEDIES IN CASE OF DEFAULT

8.1 The occurrence of any one or more of the foregoing events, by the mere lapse of time for performance and, unless expressly otherwise provided hereunder or pursuant to the terms of the CREDIT AGREEMENT, without the necessity of any notice or other proceeding, shall constitute an EVENT OF DEFAULT. Upon the occurrence of any EVENT OF DEFAULT (and without prejudice


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to the demand nature of any of the INDEBTEDNESS), the GRANTOR will lose the benefit of any term for payment granted by the CREDITOR and all INDEBTEDNESS will become immediately due and payable and the GRANTOR will, without the necessity of demand or notice (other than as may be required by law) repay the INDEBTEDNESS to the CREDITOR, failing which, in addition to all hypothecary rights and other remedies and recourses presently or in the future available under law:

8.1.1 the CREDITOR may immediately take proceedings for the recovery of all or any portion of the INDEBTEDNESS;

8.1.2 the GRANTOR will surrender and abandon the CHARGED PROPERTY, or the part thereof specified by the CREDITOR, to the CREDITOR or such person as may be designated by the CREDITOR, or will consent in writing to turn such property over to the CREDITOR or such person as may be designated by the CREDITOR at the time and place specified by the CREDITOR.

8.2     ADMINISTRATION AFTER SURRENDER

        In the event that the CREDITOR obtains the surrender of the whole or any portion of the CHARGED PROPERTY and until such time as such CHARGED PROPERTY is restored to the GRANTOR or, as regards any portion thereof, the CREDITOR has concluded a recourse by way of taking in payment, sale by the CREDITOR, sale under judicial authority or otherwise, or in the event that the CREDITOR withdraws the GRANTOR's right to collect the CLAIMS, then, notwithstanding any provision of law to the contrary which may apply as a result of the CREDITOR having acquired or being deemed to have acquired simple, full or any other administration of the whole or any portion of the CHARGED PROPERTY:

8.2.1 the CREDITOR will be entitled to generally delegate the whole or any part of the administration of any CHARGED PROPERTY (including without limitation, the exercise of all discretionary powers) to such person(s) as the CREDITOR may designate or re-designate in the CREDITOR's sole discretion (any such person being herein referred to as an "ADMINISTRATOR");

8.2.2 the CREDITOR and any ADMINISTRATOR will be entitled to reimbursement of all reasonable costs and expenses (including, without limitation, all costs, expenses and reasonable fees incurred by any attorneys or other persons engaged by the CREDITOR or the ADMINISTRATOR in order to assist in such administration or any matter pertaining thereto), as well as all reasonable fees of the CREDITOR and the ADMINISTRATOR incurred in such administration, all of which may be charged by the CREDITOR against any fruits, revenues or proceeds of alienation of the whole or any portion of the CHARGED PROPERTY;

8.2.3 the CREDITOR or the ADMINISTRATOR may alienate any CHARGED PROPERTY which by its nature is destined for alienation in the course of the operation of the enterprise of the GRANTOR, by onerous title in such manner as it, in its sole discretion, but acting reasonably, deems appropriate, the whole notwithstanding that it may have only simple administration of the CHARGED PROPERTY;

8.2.4 the CREDITOR will be entitled to acquire the whole or any portion of any CHARGED PROPERTY alienated by onerous title in the course of any administration thereof;

8.2.5 in the event that the CREDITOR or the ADMINISTRATOR acquires full administration of any CHARGED PROPERTY, neither the CREDITOR nor the ADMINISTRATOR will be under any obligation whatsoever to make such CHARGED PROPERTY productive, increase such CHARGED PROPERTY or the value thereof or appropriate such CHARGED PROPERTY to any purpose other than payment of the INDEBTEDNESS;


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8.2.6   the CREDITOR and the ADMINISTRATOR will be entitled to use for their own benefits any information which either of them may obtain by reason of their administration of the whole or any portion of the CHARGED
        PROPERTY;

8.2.7 the CREDITOR and the ADMINISTRATOR will be entitled, acting reasonably but whether or not for value, to renounce to any right affecting, benefiting, pertaining to and/or forming part of any CHARGED PROPERTY administered by either of them;

8.2.8 neither the CREDITOR nor the ADMINISTRATOR will be obliged, in any manner whatsoever, to prepare any inventory of any CHARGED PROPERTY, insure any CHARGED PROPERTY or give any security for any CHARGED PROPERTY or their administration thereof. Should the CREDITOR or the ADMINISTRATOR, in its discretion, insure the whole or any portion of any CHARGED PROPERTY, the costs and expenses of any insurance shall form part of the costs and expenses referred to in subparagraph 5.1.2 hereof;

8.2.9 the CREDITOR and the ADMINISTRATOR may, acting reasonably, change the destination of the whole or any portion of any CHARGED PROPERTY under their administration and will not be bound to continue the use or operation of any CHARGED PROPERTY under their administration which produces fruits or revenues;

8.2.10 notwithstanding any provisions of law to the contrary, the CREDITOR and the ADMINISTRATOR will only be obliged to render an account to the GRANTOR upon the written request of the GRANTOR and once the CREDITOR or ADMINISTRATOR has determined, to its satisfaction, the details of such account.

8.3     TAKING IN PAYMENT

        In the event that the CREDITOR exercises its right to become the absolute owner of the CHARGED PROPERTY or any part thereof, the GRANTOR, concurrently with surrender or at any time thereafter at the request of the CREDITOR, will sign a voluntary Deed providing for the CREDITOR to take in payment the CHARGED PROPERTY or any part thereof. All expenditures and improvements made by any holder of the CHARGED PROPERTY and all payments made on account of the INDEBTEDNESS and the accessories thereof will belong to the CREDITOR without return or compensation. The CREDITOR will not be obliged to compensate or indemnify the GRANTOR or any other person for any cause whatsoever.

8.4     SALE BY THE CREDITOR

        In the event that the CREDITOR exercises its right to sell the whole or any portion of the CHARGED PROPERTY, such CHARGED PROPERTY may be sold subject to and upon such terms and conditions (including, without limitation, terms extending credit) by way of one or more sales by private agreement, call for tenders or public auction or combinations thereof as the CREDITOR or the ADMINISTRATOR sees fit and the CREDITOR or the ADMINISTRATOR may, at any time, change or substitute any method of sale for any other method of sale of such CHARGED PROPERTY. Notwithstanding any provision of law to the contrary, in any call for tenders, the CREDITOR or ADMINISTRATOR will not be obliged to accept the highest offer or any offer and, in the event that no offer is accepted, may proceed to sell such CHARGED PROPERTY by any other method.

8.5     SALE BY JUDICIAL AUTHORITY

        In the event that the CREDITOR exercises its right to have the whole or any portion of the CHARGED PROPERTY sold by judicial authority, the GRANTOR expressly agrees that the CREDITOR will not be required to obtain or present to the Court any appraisals of such CHARGED PROPERTY and that such CHARGED PROPERTY may be sold without any upset price therefor.

9.      CLAIMS

9.1 The CREDITOR may, at any time following the occurrence of an EVENT OF DEFAULT, withdraw the authorization of the GRANTOR to collect the CLAIMS as they fall due and, thereafter, the following will apply:

9.1.1 the CREDITOR will be the only party authorized and entitled to collect, dispose of and deal with the CLAIMS;

9.1.2 the CREDITOR will have the right to collect, dispose of and deal with the claims as it may deem expedient including, without limiting the generality of the foregoing, to demand, sue for, enforce, recover and receive payment of the CLAIMS and to compound, compromise, grant extensions, take and give up securities, accept compositions and grant releases and discharges with respect thereto, the whole without notice to the GRANTOR and without any liability for any loss resulting therefrom;

9.1.3 actions to enforce rights with respect to the CLAIMS may be instituted by the CREDITOR, at its discretion, in its own name, in the name of the GRANTOR, or in the name of the CREDITOR and the GRANTOR jointly;

9.1.4 the CREDITOR will not be obliged to inform the GRANTOR of any irregularity in the payment of any of the CLAIMS.

9.2 All amounts collected or received by the GRANTOR in respect of the CLAIMS (whether prior to or after the CREDITOR has withdrawn the authorization of the GRANTOR to collect the CLAIMS) will be deemed to have been collected or received by the GRANTOR as mandatary of the CREDITOR and will be deposited into such bank accounts as are acceptable from time to time to the CREDITOR. If at any time the CREDITOR so declares and at all times after the CREDITOR has withdrawn the right of the GRANTOR to collect the CLAIMS, all amounts collected or received by the GRANTOR in respect of the CLAIMS will be received by the GRANTOR in trust for the CREDITOR and will be remitted to the CREDITOR in identical form as received.

10.     APPLICATION AND IMPUTATION OF PROCEEDS

10.1 Notwithstanding any provisions of law to the contrary, the proceeds of enforcement of any rights of the CREDITOR with respect to the CHARGED PROPERTY, including, without limitation, proceeds of any sale of the CHARGED PROPERTY by the CREDITOR and collections of any CLAIMS, will be applied as follows:

10.1.1 to the reasonable costs and expenses incurred by or on behalf of the CREDITOR in connection with exercising the rights of the CREDITOR;

10.1.2 to the payment of any claims ranking in priority to the rights of the CREDITOR in respect of the CHARGED PROPERTY;

10.1.3 to the CREDITOR in reduction of the INDEBTEDNESS, subject to its right of imputation as provided herein.

10.2 The CREDITOR shall have the right to impute any amounts or proceeds received by it from or for the account of the GRANTOR, whether pursuant to the terms hereof or as a result of a judicial or other sale, or as an inducement to grant mainlevee or discharge hereof or otherwise, against any portion of the INDEBTEDNESS which it, in its sole discretion, determines and from time to time to vary such determination, the whole notwithstanding any pretended contrary imputation by the GRANTOR or by any other party.

11.     REMEDIES CUMULATIVE

11.1 The different recourses of the CREDITOR hereunder are cumulative and not alternative. The rights and remedies of the CREDITOR hereunder are in addition to every other right and remedy now or hereafter existing in favour of the CREDITOR, whether by law or otherwise.

12.     WAIVERS

12.1 No delay or failure on the part of the CREDITOR in exercising any right or remedy hereunder shall affect such right or remedy, nor shall any single or partial exercise thereof preclude any further exercise thereof or the exercise of any other right or remedy. Any waiver by the CREDITOR of any of its rights or remedies hereunder will be valid only if express and in writing. No waiver shall be deemed to be or constitute a waiver of any other rights or remedies of the CREDITOR. In no event will the CREDITOR's acceptance, after the full payment of the INDEBTEDNESS may have become due and payable, of any partial payment, be deemed to alter or affect the CREDITOR's rights with respect to any subsequent payment or default thereon. Moreover, should the CREDITOR grant or tolerate any extension or delay for payment or performance of any obligations of the GRANTOR, such extension, delay, indulgence or tolerance will not be deemed an acquiescence by the CREDITOR in such default or waiver of any of the CREDITOR's rights and remedies hereunder or in respect of any future default.

13.     NATURE OF INDEBTEDNESS AND SECURITY

13.1 Nothing contained in this agreement will be deemed to derogate from or alter the demand nature of any of the INDEBTEDNESS, except to the extent that the CREDITOR has expressly and by separate written instrument granted a term for payment.

13.2 The security hereby granted secures and will continue to secure the INDEBTEDNESS on a continuing and fluctuating basis and is and will be valid notwithstanding that the whole or any portion of the prestations in consideration of which the GRANTOR has undertaken its obligations towards the CREDITOR have not yet been received and notwithstanding that the whole or any portion of the INDEBTEDNESS may not yet exist.

13.3 The security hereby granted will remain in full force and effect for the full HYPOTHEC AMOUNT until such time as an express written discharge is executed by the CREDITOR and delivered to the GRANTOR. The hypothecs, security and rights hereby created in favour of the CREDITOR will not be extinguished, reduced, novated or otherwise affected by any payments made to or amounts received by the CREDITOR, directly or indirectly, from the GRANTOR or any other party or as a result of any insurance indemnities arising from loss or damage to any of the CHARGED PROPERTY or by reason of the collection of any CLAIMS.

13.4 Should the INDEBTEDNESS at any time be fully extinguished without an express discharge of the security created hereunder having been granted, and should new INDEBTEDNESS arise, the security created hereunder will secure the new INDEBTEDNESS in the same manner and to the same extent as if there had never occurred an extinction of the old INDEBTEDNESS and the GRANTOR is and will be obligated under the provisions hereof. The GRANTOR will be deemed to have obligated itself for the new INDEBTEDNESS pursuant to the provisions hereof and the security herein created will secure such new INDEBTEDNESS.

14.     NATURE OF OBLIGATIONS

14.1 Every obligation of the GRANTOR hereunder is and will remain indivisible and the performance thereof in its entirety may be claimed from each of the heirs, legatees, liquidators of any succession, trustees or legal representatives of the GRANTOR.

14.2 If there be more than one GRANTOR hereunder, all of the obligations of the GRANTOR hereunder will be and remain solidary obligations of such persons, each waiving the benefits of division and discussion, such that each of them may be compelled separately to perform all of the obligations of the GRANTOR.

15.     OTHER SECURITY

15.1 The security created hereunder is in addition to and not in substitution for nor deemed to be substituted by any other security now or hereafter held by or for the benefit of the CREDITOR and shall not be diminished or novated or otherwise affected by any other security or any promissory note or other evidence of indebtedness which the CREDITOR or any party for the benefit of the CREDITOR may have or obtain from the GRANTOR or any other person, nor shall any other security or note or evidence of indebtedness be diminished or novated or otherwise affected hereby.

16.     ELECTION OF DOMICILE

16.1 Any notice to or demand upon the GRANTOR shall be given or made at the ordinary place of business of the GRANTOR or at the address in the judicial district referred to on the signature page of this agreement, or at the address of such new place of business of which the GRANTOR shall have subsequently notified the CREDITOR in writing. However, if the CREDITOR is unable to locate the GRANTOR at such address, then any such notice or demand may be served upon the GRANTOR at the Office of the Clerk of the Superior Court, District of Montreal at which office in such event the GRANTOR elects domicile for the purpose of this agreement.

1.1     17. NOTICE

17.1 Any notice, request or other communication hereunder to any party hereto in connection with this agreement shall be in writing and be well and sufficiently given if sent by pre-paid, registered or certified mail, hand-delivered or sent by telecopier to it at its address indicated on the signature page of this agreement.

        Any such notice shall be deemed to have been received on the date of delivery if hand delivered, on the earlier of the date of actual delivery by the postal authorities or three (3) business days after the date of mailing, if sent by mail, on the date of transmission, if sent by telecopier before 3:00 pm on a business day or on the business day following the date of transmission if sent by telecopier after 3:00 pm on a business day or on a day which is not a business day. In the event of an interruption or abnormal delay in postal service, any notice or other communication shall be hand delivered or sent by telecopier. Any of the parties hereto may, by written notice to the others, given as aforesaid, designate a changed address for such party. For the purposes of this section 17.1, "business day" shall mean a day on which banks are open for business in the City of Toronto, Ontario.

18.     GOVERNING LAW

18.1 This agreement shall be governed by and interpreted in accordance with the laws of the Province of Quebec.

19.     INTERPRETATION

19.1 Any word herein contained in the singular number will include the plural; any word importing any gender will include the masculine, feminine and neuter genders; any word importing a person will include a corporation, a partnership and any other entity and vice-versa. The headings of this agreement are for convenience of reference only and shall not affect in any manner any of the terms and conditions hereof or the construction or interpretation of this agreement.

20.     CONFLICTS/SUPREMACY

20.1 In the event of a conflict or inconsistency between the provision of this agreement and those of the CREDIT AGREEMENT, the terms of the CREDIT AGREEMENT shall prevail.

21.     OTHER DOCUMENTS

21.1 The GRANTOR undertakes to perform all acts and enter into all documentation which may be useful or necessary or required by the CREDITOR for purposes of giving full force and effect to the provisions hereof or to perfect the rights of the CREDITOR hereunder including, without limitation, the right to recover and collect the CLAIMS and to exercise its hypothecary remedies with respect thereto.

22.     SEVERABILITY

22.1 Every provision of this agreement is and shall be independent of the other and in the event that any part of this agreement is declared invalid, illegal or unenforceable, then the remaining terms, clauses and provisions of this agreement shall not be affected by such declaration and all of the remaining clauses of this agreement shall remain valid, binding and enforceable.

23.     LANGUAGE

23.1 The parties acknowledge that they have required that this agreement and all related documents be prepared in English.

        Les parties reconnaissent avoir exige que la presente convention et tous les documents connexes soient rediges en anglais.

SIGNED AT LOS ANGELES, CALIFORNIA, THIS 14 DAY OF DECEMBER, 2000.


                                     FUTURELINK CANADA CORP.

                                     Per:     /s/ COREY E. FISCHER
                                              ----------------------------------
                                              Name: Corey E. Fischer
                                              Title: Vice President

                                     Per:

                                              ----------------------------------
                                              Name:
                                              Title:

                                     ADDRESS: 2 Gibbs Road
                                              Toronto (Ontario)
                                              M9B 6L6

                                     FOOTHILL CAPITAL CORPORATION

                                     Per:
                                              /s/ WILLIAM SHIAO
                                              ----------------------------------
                                              Name: William Shiao
                                              Title: Vice President


                                     ADDRESS: 2450 Colorado Avenue
                                              Suite 3000 West

                                      Santa Monica, California
                                      90404

                                  SCHEDULE "A"

                TO THE HYPOTHEC ON MOVABLE PROPERTY (GENERAL) GRANTED BY FUTURELINK CANADA CORP. ("GRANTOR") IN FAVOUR OF FOOTHILL CAPITAL CORPORATION (THE"CREDITOR"), BEARING FORMAL DATE OF DECEMBER 14, 2000.



                                PERMITTED CHARGES

- NIL

                                  SCHEDULE "B"

                TO THE HYPOTHEC ON MOVABLE PROPERTY (GENERAL) GRANTED BY FUTURELINK CANADA CORP. ("GRANTOR") IN FAVOUR OF FOOTHILL CAPITAL CORPORATION (THE"CREDITOR"), BEARING FORMAL DATE OF DECEMBER 14, 2000.




II. ENTERPRISE CARRIED ON BY THE GRANTOR

-       [TO BE COMPLETED]